Chang Hwa Commercial Bank, Ji-Cheng Branch

Loan Approval Notification

Client	Kid Castle Internet Technology Corporation
Amount of Approved Loan	NT$20,000,000.-
Loan Category	1. Middle-term unsecured loan : NT$20,000,000.- 2. Middle-term unsecured loan : NT$5,352,000.- 3. Business credit card loan: NT$2,000,000
Term of Loan	Oct. 16, 2006 - Sept. 30, 2007
Interest Rate	1. Middle-term unsecured loan : [Base Lending Rate] + 1.3% (current : 5.37%) 2. Middle-term unsecured loan : [Base Lending Rate] + 1.3% (current : 5.37%)
Loan Conditions & Supplementary Items
1.     Re-request the Board Resolution of the Executive Board on loan approval determination
2.     Re-request loan guarantee and loan agreement of both Pai Suang-Yi and Yang Ming-Tan
3.     Middle-term unsecured loan: NT$5,352,000.- till Mar. 19,2008; principal and interest is paid on a monthly basis
4.     Middle-term unsecured loan : NT$20,000,000.-; the amount of approved loan is at 125% of bills receivable under control of a special account at the Bank

Please apply for relevant loan processes at the service counter of the Bank, thank you.

Chang Hwa Commercial Bank, Ji-Cheng Branch
Dated : Oct. 18, 2006